Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED MARCH 31, 2015

SAFE HARBOR

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc., (“Paramount”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York City, Washington, D.C. and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Michael Walsh	Executive Vice President, Chief Financial Officer and Treasurer
Jolanta Bott	Executive Vice President, Operations and Human Resources
Theodore Koltis	Executive Vice President, Leasing
Daniel Lauer	Executive Vice President, Chief Investment Officer
Ralph DiRuggiero	Senior Vice President, Property Management
Gage Johnson	Senior Vice President, General Counsel and Secretary
Vito Messina	Senior Vice President, Asset Management
Wilbur Paes	Senior Vice President, Chief Accounting Officer
BOARD OF DIRECTORS
Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Dan Emmett	Director, Chair of Audit Committee
Lizanne Galbreath	Director, Chair of Compensation Committee
Peter Linneman	Director, Chair of Nominating and Corporate Governance Committee; Lead Independent Director
David O’Connor	Director
Katharina Otto-Bernstein	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Vin Chao	Steve Sakwa	Brad Burke
Bank of America Merrill Lynch	Deutsche Bank	Evercore ISI	Goldman Sachs
(646) 855-5808	(212) 250-6799	(212) 446-9462	(917) 343-2082

Jed Reagan	Vance Edelson	Ross Nussbaum	Brendan Maiorana
Green Street Advisors	Morgan Stanley	UBS	Wells Fargo
(949) 640-8780	(212) 761-0078	(212) 713-2484	(443) 263-6516

(1)	With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

FINANCIAL HIGHLIGHTS
(unaudited and in thousands, except square feet and per share data)

Quarter Ended
March 31, 2015
SELECTED ITEMS
Total revenues	$161,226
Pro rata share of NOI (1)	$87,969
Pro rata share of Cash NOI (1)	$75,341
Net loss attributable to Paramount Group, Inc.	$(9,731)
Per share - basic	$(0.05)
Per share - diluted	$(0.05)
FFO attributable to Paramount Group, Inc. (1)	$43,317
Per share - diluted	$0.20
FFO payout ratio (1)	46.5%
Core FFO attributable to Paramount Group, Inc.	$38,963
Per share - diluted	$0.18
Core FFO payout ratio (1)	51.7%
FAD attributable to Paramount Group, Inc.	$17,183
FAD payout ratio (1)	117.3%

COMMON SHARE DATA

	Quarter Ended
	March 31, 2015
Share Price
High	$20.21
Low	$17.66
Closing (end of period)	$19.30
Dividends per common share	$0.095	(2)
Annualized Dividends per common share	$0.380

PORTFOLIO STATISTICS

	Number of	Square	% Occupied (1)	% Leased (1)
	Properties	Feet	at March 31, 2015	at March 31, 2015
Region:
New York	6	7,152,207	93.3%	95.5%
Washington, D.C.	5	1,602,655	83.3%	88.5%
San Francisco	1	1,611,125	90.1%	96.7%

	12	10,365,987	91.3%	94.6%

(1)	See page 24 for our definition of this measure.
(2)	Excludes the $0.039 cash dividend for the 38 day period following the completion of our initial public offering and related formation transactions and ending on December 31, 2014.

CONSOLIDATED BALANCE SHEETS
(unaudited and in thousands)

	March 31, 2015	December 31, 2014
ASSETS:
Rental Property
Land	$2,042,071	$2,042,071
Buildings and improvements	5,503,475	5,488,168

	7,545,546	7,530,239
Accumulated depreciation and amortization	(121,165)	(81,050)

Rental Property, net	7,424,381	7,449,189
Real estate fund investments	324,282	323,387
Investments in partially owned entities	6,370	5,749
Cash and cash equivalents	380,889	438,599
Restricted cash	53,864	55,728
Marketable securities	21,386	20,159
Deferred rent receivable	24,261	8,267
Accounts and other receivables, net	12,863	7,692
Deferred charges, net	43,713	39,165
Intangible assets, net	629,021	669,385
Other assets	31,948	13,121

Total Assets	$8,952,978	$9,030,441

LIABILITIES:
Mortgages and notes payable	$2,852,754	$2,852,287
Credit facility	—	—
Due to affiliates (1)	27,299	27,299
Loans payable to noncontrolling interests	43,188	42,195
Accounts payable and accrued expenses	78,282	93,472
Deferred income taxes	3,183	2,861
Interest rate swap liabilities	182,218	194,196
Intangible liabilities, net	210,964	219,228
Other liabilities	45,742	43,950

Total Liabilities	3,443,630	3,475,488
EQUITY:
Paramount Group, Inc. stockholders’ equity	3,829,373	3,910,862
Noncontrolling interests in consolidated joint ventures and funds	685,176	685,888
Noncontrolling interests in Operating Partnership	994,799	958,203

Total Equity	5,509,348	5,554,953

TOTAL LIABILITIES AND EQUITY	$8,952,978	$9,030,441

(1)	Represents notes payable to affiliates, which are due in October 2017 and bear interest at a fixed rate of 0.50%.

CONSOLIDATED STATEMENT OF INCOME
(unaudited and in thousands, except share and per share data)

Quarter Ended
March 31, 2015
REVENUES:
Property rentals	$126,402
Straight-line rent adjustments	15,951
Amortization of below-market leases, net	890

Rental income	143,243
Tenant reimbursement income	13,488
Fee income	1,535
Other income	2,960

Total revenues	161,226
EXPENSES:
Operating	61,884
Depreciation and amortization	73,583
General and administrative	12,613 (1)

Total expenses	148,080
Operating income	13,146
Income from real estate fund investments	5,221
Income from partially owned entities	975
Unrealized gains on interest rate swaps	11,978
Interest and other income, net	854
Interest and debt expense	(41,888)
Acquisition and transaction related costs	(1,139)

Net loss before income taxes	(10,853)
Income tax expense	(574)

Net loss	(11,427)
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures and funds	(668)
Operating Partnership	2,364

Net loss attributable to Paramount Group, Inc.	$(9,731)

Weighted average common shares outstanding
Basic	212,106,718

Diluted	212,106,718

Net loss per share attributable to Paramount Group, Inc.
Basic	$(0.05)

Diluted	$(0.05)

(1)	Includes $3,315 of severance costs and $733 of expense from the mark-to-market of investments in our deferred compensation plan for which there is a corresponding increase in interest and other income, net.

FUNDS FROM OPERATIONS (“FFO”)
(unaudited and in thousands, except share and per share data)

Quarter Ended
March 31, 2015
Reconciliation of net loss to FFO:
Net loss	$(11,427)
Real estate depreciation and amortization	73,583
Pro rata share of real estate depreciation and amortization of partially owned entities	1,476

FFO (1)	63,632
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures and funds	(9,789)
Operating Partnership	(10,526)

FFO attributable to Paramount Group, Inc. (1)	$43,317

Per diluted share	$0.20

Reconciliation of FFO to Core FFO:
FFO	$63,632
Non-core (income) expense:
Acquisition, transaction and formation related costs	1,139
Severance costs	3,315
Unrealized gains on interest rate swaps	(11,978)
Pro rata share of unrealized gains on interest rate swaps of partially owned entities	(386)

Core FFO (1)	55,722
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures and funds	(7,291)
Operating Partnership	(9,468)

Core FFO attributable to Paramount Group, Inc. (1)	$38,963

Per diluted share	$0.18

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	212,106,718
Effect of dilutive securities	11,928

Denominator for FFO per diluted share	212,118,646

(1)	See page 24 for our definition of this measure.

FUNDS AVAILABLE FOR DISTRIBUTION (“FAD”)
(unaudited and in thousands)

Quarter Ended
March 31, 2015
Reconciliation of Core FFO to FAD
Core FFO	$55,722
Add:
Amortization of non-cash compensation expense	1,174
Amortization of deferred financing costs	584
Less:
Recurring tenant improvements, leasing commissions and other capital expenditures	(18,093)
Straight-line rent adjustments	(15,951)
Amortization of below-market leases, net	(890)
Pro rata share of straight-line rent adjustments of partially owned entities	41

FAD (1)	22,587
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures and funds	(1,228)
Operating Partnership	(4,176)

FAD attributable to Paramount Group, Inc. (1)	$17,183

(1)	See page 24 for our definition of this measure.

NET OPERATING INCOME (“NOI”)
(unaudited and in thousands)

Quarter Ended
March 31, 2015
Reconciliation of net loss to NOI:
Net loss	$(11,427)
Add:
Depreciation and amortization	73,583
General and administrative expenses	12,613
Interest and debt expense	41,888
Acquisition and transaction related costs	1,139
Income tax expense	574
NOI from partially owned entities	3,781
Less:
Income from real estate fund investments	(5,221)
Income from partially owned entities	(975)
Fee income	(1,535)
Unrealized gains on interest rate swaps	(11,978)
Interest and other income, net	(854)

NOI (1)	101,588
Less NOI attributable to noncontrolling interests in consolidated joint ventures	(13,619)

Pro rata share of NOI (1)	$87,969

Reconciliation of NOI to Cash NOI:
NOI	$101,588
Less:
Straight-line rent adjustments	(15,951)
Amortization of below-market leases, net	(890)
Pro rata share of straight-line rent adjustments of partially owned entities	41

Cash NOI (1)	84,788
Less Cash NOI attributable to noncontrolling interests in consolidated joint ventures	(9,447)

Pro rata share of Cash NOI (1)	$75,341

(1)	See page 24 for our definition of this measure.

EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (“EBITDA”)
(unaudited and in thousands)

Quarter Ended
March 31, 2015
Reconciliation of net loss to EBITDA:
Net loss	$(11,427)
Add:
Depreciation and amortization	73,583
Interest and debt expense	41,888
Income tax expense	574
Pro rata share of above adjustments of partially owned entities	3,190

EBITDA (1)	107,808
Less EBITDA attributable to noncontrolling interests in consolidated joint ventures and funds	(19,323)

Pro rata share of EBITDA (1)	$88,485

Reconciliation of EBITDA to Adjusted EBITDA:
EBITDA	$107,808
Add:
EBITDA from real estate fund investments	(4,010)
Acquisition, transaction and formation related costs	1,139
Severance costs	3,315
Unrealized gains on interest rate swaps	(11,978)
Pro rata share of unrealized gains on interest rate swaps of partially owned entities	(386)

Adjusted EBITDA (1)	95,888
Less Adjusted EBITDA attributable to noncontrolling interests in consolidated joint ventures	(13,411)

Pro rata share of Adjusted EBITDA (1)	$82,477

(1)	See page 24 for our definition of this measure.

CONSOLIDATED JOINT VENTURES - BALANCE SHEETS
(unaudited and in thousands)

	As of March 31, 2015
	Consolidated Properties
	31 West	One	Real Estate
	52nd Street	Market Plaza	Funds (1)	Total
Ownership %	64.2%	49.0%	Various
ASSETS:
Rental property, net	$821,446	$1,273,192	$65,109	$2,159,747
Real estate fund investments	—	—	324,282	324,282
Cash and cash equivalents	18,519	6,219	24,130	48,868
Restricted cash	9	33,761	—	33,770
Deferred rent receivable	1,370	4,698	—	6,068
Accounts and other receivables, net	322	232	277	831
Deferred charges, net	—	753	—	753
Intangible assets, net	85,942	88,644	—	174,586
Other assets	3,486	310	—	3,796

Total Assets	$931,094	$1,407,809	$413,798	$2,752,701

LIABILITIES:
Mortgages and notes payable	$413,490	$854,515	$—	$1,268,005
Loans payable to noncontrolling interests	—	—	43,188	43,188
Accounts payable and accrued expenses	3,410	19,158	153	22,721
Interest rate swap liabilities	27,290	82,226	—	109,516
Intangible liabilities, net	44,258	78,079	—	122,337
Other liabilities	841	1,230	774	2,845

Total Liabilities	489,289	1,035,208	44,115	1,568,612

EQUITY:
Paramount Group, Inc. stockholders’ equity	283,677	182,638	32,598	498,913
Noncontrolling interests in consolidated joint ventures and Funds	158,128	189,963	337,085	685,176

Total Equity	441,805	372,601	369,683	1,184,089

TOTAL LIABILITIES AND EQUITY	$931,094	$1,407,809	$413,798	$2,752,701

(1)	See page 19 for details of our ownership interest in the Funds and the Funds’ ownership interest in the underlying investments.

CONSOLIDATED JOINT VENTURES - OPERATING RESULTS
(unaudited and in thousands)

	Quarter ended March 31, 2015
	Consolidated Properties
	31 West	One	Real Estate
	52nd Street	Market Plaza	Funds (1)	Total
Ownership Percentage	64.2%	49.0%	Various
Total revenues	$17,121	$25,816	$811	$43,748
Total expenses	12,638	19,710	551	32,899

Operating income (loss)	4,483	6,106	260	10,849
Income (loss) from real estate fund investments	—	—	5,221	5,221
Unrealized gains on interest rate swaps	1,457	3,874	—	5,331
Interest and other income, net	15	3	—	18
Interest and debt expense	(5,156)	(13,124)	(993)	(19,273)

Net income (loss) before income taxes	799	(3,141)	4,488	2,146
Income tax expense	—	(2)	(1)	(3)

Net income (loss)	799	(3,143)	4,487	2,143
Less net (income) loss attributable to noncontrolling interests in consolidated joint ventures and funds	(164)	1,705	(2,209)	(668)

Net income (loss) attributable to Paramount Group, Inc.	$635	$(1,438)	$2,278	$1,475

Reconciliation of net income (loss) to FFO:
Net income (loss)	$799	$(3,143)	$4,487	$2,143
Real estate depreciation and amortization	6,514	12,901	243	19,658

FFO (2)	7,313	9,758	4,730	21,801
Less FFO attributable to noncontrolling interests in consolidated joint ventures and funds	(2,496)	(4,873)	(2,420)	(9,789)

FFO attributable to Paramount Group, Inc. (2)	$4,817	$4,885	$2,310	$12,012

Reconciliation of FFO to Core FFO:
FFO	$7,313	$9,758	$4,730	$21,801
Less: Unrealized gains on interest rate swaps	(1,457)	(3,874)	—	(5,331)

Core FFO (2)	5,856	5,884	4,730	16,470
Less: Core FFO attributable to noncontrolling interests	(1,974)	(2,897)	(2,420)	(7,291)

Core FFO attributable to Paramount Group, Inc. (2)	$3,882	$2,987	$2,310	$9,179

(1)	See page 19 for details of our ownership interest in the Funds and the Funds’ ownership interest in the underlying investments.
(2)	See page 24 for our definition of this measure.

CAPITAL STRUCTURE
(unaudited and in thousands, except share and per share data)

			March 31, 2015
Debt:
Consolidated debt:
Mortgages and notes payable			$2,852,754
$1.0 billion credit facility			—

			2,852,754
Less:
Noncontrolling interests’ share of consolidated debt (One Market Plaza and 31 West 52nd Street)			(583,832)
Add:
Pro rata share of unconsolidated joint venture debt (712 Fifth Avenue)			123,250

Total debt			2,392,172

	Shares / Units Outstanding	Share Price at March 31, 2015
Equity:
Common stock	212,106,718	$19.30	4,093,660
Operating Partnership units	51,543,993	19.30	994,799

	263,650,711	19.30	5,088,459

Total Market Capitalization			$7,480,631

DEBT ANALYSIS
(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
	Amount	Rate	Amount	Rate	Amount	Rate
Consolidated Debt:
1633 Broadway	$926,260	5.35%	$772,100	6.11%	$154,160	1.56%
31 West 52nd Street	413,490	4.99%	337,500	5.74%	75,990	1.66%
900 Third Avenue	274,337	5.09%	255,000	5.35%	19,337	1.76%
Waterview	210,000	5.76%	210,000	5.76%	—	—
1899 Pennsylvania Avenue	90,152	4.88%	90,152	4.88%	—	—
Liberty Place	84,000	4.50%	84,000	4.50%	—	—
One Market Plaza	854,515	6.14%	840,000	6.16%	14,515	5.00%

Total consolidated debt	2,852,754	5.50%	2,588,752	5.88%	264,002	1.79%

Noncontrolling interests’ share	(583,832)		(549,225)		(34,607)

Pro rata share of consolidated debt	$2,268,922	5.41%	$2,039,527	5.83%	$229,395	1.70%

Unconsolidated Joint Venture Debt:

712 Fifth Avenue	$246,500	4.08%	$135,000	5.78%	$111,500	2.02%

Joint venture partners’ share	(123,250)		(67,500)		(55,750)

Pro rata share of unconsolidated debt	$123,250	4.08%	$67,500	5.78%	$55,750	2.02%

Pro Rata Share of Total Debt	$2,392,172	5.34%	$2,107,027	5.83%	$285,145	1.76%

	Required	Actual
Credit Facility Covenants: (1)
Total Debt / Total Assets	Less than 60%	40.8%
Secured Debt / Total Assets	Less than 50%	37.2%
Fixed Charge Coverage	Greater than 1.5x	2.0	x
Unsecured Debt / Unencumbered Assets	Less than 60%	14.2%
Unencumbered Interest Coverage	Greater than 1.75x	10.5	x

	Amount	%
Debt Composition:
Fixed rate debt:
Pro rata consolidated fixed rate debt	$2,039,527
Pro rata unconsolidated fixed rate debt	67,500

Total fixed rate debt	2,107,027	88.1%

Variable rate debt:
Pro rata consolidated variable rate debt	229,395
Pro rata unconsolidated variable rate debt	55,750

Total variable rate debt	285,145	11.9%

Pro Rata Share of Total Debt	$2,392,172	100.0%

(1)	This section presents such ratios as of March 31, 2015 to show that the Company was in compliance with the terms of the credit facility, which has been filed with the SEC. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the credit facility.

DEBT MATURITIES
(unaudited and in thousands)

	2015	2016	2017	2018	2019	Thereafter	Total
Consolidated Fixed Rate Debt:
1633 Broadway	$—	$772,100	$—	$—	$—	$—	$772,100
31 West 52nd Street	—	—	337,500	—	—	—	337,500
900 Third Avenue	—	—	255,000	—	—	—	255,000
Waterview	—	—	210,000	—	—	—	210,000
1899 Pennsylvania Avenue	—	—	—	—	—	90,152	90,152
Liberty Place	—	—	—	84,000	—	—	84,000
One Market Plaza	—	—	—	—	840,000	—	840,000

Total consolidated fixed rate debt	$—	$772,100	$802,500	$84,000	$840,000	$90,152	$2,588,752
Weighted average rate	—	6.11%	5.62%	4.50%	6.16%	4.88%	5.88%

Consolidated Variable Rate Debt:
1633 Broadway	$—	$154,160	$—	$—	$—	$—	$154,160
31 West 52nd Street	—	—	75,990	—	—	—	75,990
900 Third Avenue	—	—	19,337	—	—	—	19,337
One Market Plaza	—	—	—	—	14,515	—	14,515

Total consolidated variable rate debt	$—	$154,160	$95,327	$—	$14,515	$—	$264,002
Weighted average rate	—	1.56%	1.68%	—	5.00%	—	1.79%

Total Consolidated Debt	$—	$926,260	$897,827	$84,000	$854,515	$90,152	$2,852,754

Weighted Average Rate	—	5.35%	5.20%	4.50%	6.14%	4.88%	5.50%

% of Debt Maturing	—	32.5%	31.5%	2.9%	30.0%	3.1%	100.0%

PORTFOLIO SUMMARY
(unaudited)

						Annualized Rent (2)
Property	Submarket	% Ownership	Square Feet (1)	% Occupied (2)	% Leased (2)	Amount	Per Square Foot (3)
New York:
1633 Broadway	West Side	100.0%	2,643,065	95.7%	95.7%	$159,712,000	$69.67
1301 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	1,767,992	85.4%	91.2%	110,393,000	73.76
1325 Avenue of the Americas	Sixth Ave / Rock Center	100.0%	814,892	94.1%	97.2%	48,457,000	65.96
31 West 52nd Street	Sixth Ave / Rock Center	64.2%	786,647	98.8%	100.0%	57,171,000	75.95
900 Third Avenue	East Side	100.0%	596,270	93.2%	96.0%	39,580,000	71.85
712 Fifth Avenue	Madison/Fifth	50.0%	543,341	98.5%	98.5%	56,245,000	105.62

Subtotal / Weighted Average			7,152,207	93.3%	95.5%	471,558,000	74.23

Washington, D.C.:
Waterview	Rosslyn, VA	100.0%	647,243	98.9%	98.9%	33,345,000	50.86
425 Eye Street	East End	100.0%	380,090	88.9%	88.9%	15,205,000	45.66
2099 Pennsylvania Avenue	CBD	100.0%	208,636	62.0%	62.0%	9,949,000	76.99
1899 Pennsylvania Avenue	CBD	100.0%	192,481	71.9%	88.8%	10,966,000	80.59
Liberty Place	East End	100.0%	174,205	51.7%	80.1%	6,798,000	72.43

Subtotal / Weighted Average			1,602,655	83.3%	88.5%	76,263,000	56.61

San Francisco:
One Market Plaza	South Financial District	49.0%	1,611,125	90.1%	96.7%	83,791,000	61.24

Total / Weighted Average			10,365,987	91.3%	94.6%	$631,612,000	$69.69

(1)	Represents the remeasured square feet, which includes an aggregate of 195,148 square feet of either REBNY or BOMA remeasurement adjustments that are not reflected in current leases.
(2)	See page 24 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

FUNDS SUMMARY
(unaudited)

Property Funds:

The following is a summary of the Property Funds, our ownership interest in these Funds and the Funds’ ownership interest in the underlying investments, as of March 31, 2015.

	%	60 Wall	One Market		50 Beale
	Ownership	Street	Plaza		Street
Fund II	10.0%	46.3%	—		—
Fund III	3.1%	16.0%	2.0%		—
Fund VII/VII-H	7.2%	—	—		42.8%

Total Property Funds		62.3%	2.0%		42.8%
Other Investors		37.7%	98.0	% (1)	57.2%

Total		100.0%	100.0%		100.0%

The following is a summary of the Property Fund investments and our ownership interest in the underlying investments, as of March 31, 2015.

		%	Square	%	Annualized Rent (2)
	Submarket	Ownership	Feet	Leased	Amount		Per Square Foot (3)
60 Wall Street	Downtown	5.1%	1,625,483	100.0%	$67,000,000	(4)	$41.22	(4)
50 Beale Street	South Financial District	3.1%	663,483	89.9%	30,501,000		49.24

Alternative Investment Funds:

The following is a summary of our ownership interest in the Alternative Investment Funds and the Funds’ underlying investments, as of March 31, 2015.

		%	Interest/		Investment
Fund	Investment Type	Ownership	Dividend Rate	Initial Maturity	Total	Our Share
Fund VIII	Mezzanine loan	2.1%	8.3%	Jan-2022	$46,750,000	$964,000
PGRESS Funds	Preferred Equity Investments	4.9% - 5.4%	10.3% - 15.0%	Sep-2015 - Feb-2019	94,922,000	4,577,000

(1)	Includes a 49% direct ownership interest held by us.
(2)	See page 24 for our definition of this measure.
(3)	Excludes square feet and revenue from parking, storage, signage and roof space.
(4)	Represents triple net base rent only.

TOP TENANTS AND INDUSTRY DIVERSIFICATION
(unaudited)

	Lease		Square Feet		% of Total	Annualized Rent (1)		% of Annualized
	Expiration		Occupied		Square Feet	Amount	Per Square Foot	Rent
Top 10 Tenants:
The Corporate Executive Board Company	Jan-2028		625,062		6.0%	$31,709,000	$50.73	5.0%
Barclays Capital, Inc.	Dec-2020		497,418		4.8%	28,924,000	58.15	4.6%
Allianz Global Investors, LP	Jan-2031	(2)	326,457	(2)	3.1%	26,034,000	79.75	4.1%
Credit Agricole Corporate & Investment Bank	Feb-2023		313,879		3.0%	25,219,000	80.35	4.0%
Clifford Chance, LLP	Jun-2024		328,992		3.2%	24,949,000	75.83	4.0%
Commerzbank AG	May-2016		287,535		2.8%	24,260,000	84.37	3.8%
Kasowitz Benson Torres & Friedman, LLP	Mar-2037	(3)	302,213	(3)	2.9%	18,799,000	62.20	3.0%
Deloitte & Touche, LLP	Mar-2016		212,052		2.0%	16,619,000	78.37	2.6%
WMG Acquisition Corp. (Warner Music Group)	Jul-2029		293,487		2.8%	16,052,000	54.69	2.5%
Chadbourne & Parke, LLP	Sep-2034		203,102		2.0%	15,836,000	77.97	2.5%

	Square Feet	% of Occupied	Annualized	% of Annualized
	Occupied	Square Feet	Rent	Rent
Industry Diversification:
Financial Services	3,654,038	39.8%	$269,692,000	42.7%
Legal Services	1,815,976	19.8%	131,857,000	20.9%
Technology and Media	1,255,658	13.7%	75,235,000	11.9%
Insurance	332,569	3.6%	26,358,000	4.2%
Retail	256,237	2.8%	23,852,000	3.8%
Real Estate	221,937	2.4%	16,037,000	2.5%
Government	316,700	3.4%	14,634,000	2.3%
Other	1,335,005	14.5%	73,947,000	11.7%

(1)	See page 24 for our definition of this measure.
(2)	5,546 of the square feet leased expires in December 2018.
(3)	100,422 of the square feet leased expires in November 2015.

LEASING ACTIVITY
(unaudited)

	Total	New York	Washington, D.C.	San Francisco
Quarter Ended March 31, 2015:
Total square feet leased	155,828	151,511	4,317	—
Pro rata share of total square feet leased:	154,288	149,971	4,317	—
Initial rent (1)	$75.70	$75.81	$72.00	$—
Weighted average lease term (years)	14.3	14.5	5.4	—
Tenant improvements and leasing commissions:
Per square foot	$111.61	$112.62	$76.40	$—
Per square foot per annum	$7.83	$7.76	$14.10	$—
Percentage of initial rent	10.3%	10.2%	19.6%	—
Rent concessions:
Average free rent period (in months)	13.5	13.7	5.0	—
Average free rent period per annum (in months)	0.9	0.9	0.9	—
Second generation space:
Square feet	23,730	19,413	4,317	—
Cash basis:
Initial rent (1)	$68.76	$68.03	$72.00	$—
Prior escalated rent	$58.60	$56.37	$68.58	$—
Percentage increase	17.3%	20.7%	5.0%	—
GAAP basis:
Straight-line rent	$66.21	$63.91	$76.56	$—
Prior straight-line rent	$58.30	$56.06	$68.39	$—
Percentage increase	13.6%	14.0%	11.9%	—

(1)	See page 24 for our definition of this measure.

LEASE EXPIRATIONS
(unaudited)

Year of	Square Feet	Annualized Rent (1)		% of
Lease Expiration	of Expiring Leases	Amount	Per Square Foot (2)	Annualized Rent
Month to Month	7,773	$656,000	$71.52	0.1%

2Q 2015	145,924	9,704,000	68.14	1.5%
3Q 2015	242,488	19,274,000	79.60	2.9%
4Q 2015	218,156	14,476,000	64.13	2.2%

Total 2015	606,568	43,454,000	71.27	6.6%

1Q 2016	217,918	17,611,000	78.30	2.7%
Remaining 2016	755,373	53,988,000	71.13	8.2%
2017	437,629	34,500,000	79.41	5.2%
2018	438,080	33,658,000	76.98	5.1%
2019	387,441	29,067,000	75.25	4.4%
2020	1,147,676	68,825,000	62.17	10.4%
2021	824,683	48,371,000	60.65	7.3%
2022	321,958	19,025,000	87.33	2.9%
2023	630,081	52,533,000	83.40	7.9%
2024	620,801	48,036,000	77.82	7.2%
Thereafter	3,191,098	211,831,000	65.69	32.0%

(1)	See page 24 for our definition of this measure.
(2)	Excludes square feet and revenue from parking, storage, theater, signage and roof space.

CAPITAL EXPENDITURES - CASH BASIS
(unaudited and in thousands)

Quarter Ended March 31, 2015
Capital expenditures to maintain assets:
Recurring	$3,754
Non-recurring	—

Total capital expenditures to maintain assets	$3,754

Tenant improvements:
Recurring	$10,795
Non-recurring	1,693

Total tenant improvements	$12,488

Leasing commissions:
Recurring	$3,544
Non-recurring	2,587

Total leasing commissions	$6,131

Total capital expenditures, tenant improvements and leasing commissions:
Total recurring	$18,093
Total non-recurring	4,280

Total capital expenditures, tenant improvements and leasing commissions	$22,373

Development expenditures (1)	$5,394

(1)	Primarily represents development expenditures relating to the lobby and retail repositioning at One Market Plaza. Of the $25,000 budgeted, $9,175 has been expended as of March 31, 2015.

DEFINITIONS

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”) is calculated as EBITDA plus (i) acquisition, transaction and formation related costs less (ii) unrealized gains on interest rate swaps and (iii) the gain on consolidation of a partially owned entity.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Core FFO Payout Ratio is calculated as dividends per share divided by Core FFO per share.

Core Funds from Operations (“Core FFO”) is calculated as FFO plus (i) acquisition, transaction and formation related costs and (ii) defeasance and debt breakage costs less (iii) unrealized gains on interest rate swaps and (iv) the gain on consolidation of a partially owned entity.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is calculated as GAAP net income or loss plus (i) depreciation and amortization (ii) interest and debt expense and (iii) income tax expense, including our share of such adjustments of unconsolidated joint ventures.

FAD Payout Ratio is calculated as total dividends divided by FAD.

FFO Payout Ratio is calculated as dividends per share divided by FFO per share.

Funds Available for Distribution (“FAD”) is calculated as Core FFO less (i) recurring tenant improvements, leasing commissions and other capital expenditures (ii) straight-line rent adjustments and (iii) amortization of above and below-market leases, net, plus (iv) amortization of non-cash compensation expense and (v) amortization of deferred financing costs.

Funds from Operations (“FFO”) is calculated in accordance with the definition adopted by National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciated real estate assets, impairment losses on depreciable real estate and depreciation and amortization expense from real estate assets, including our share of such adjustments of unconsolidated joint ventures.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Net Operating Income (“NOI”) is calculated as GAAP net income or loss plus (i) depreciation and amortization (ii) general and administrative expenses (iii) interest and debt expense (iv) acquisition, formation and transaction related costs and (v) income tax expense less (vi) fee income (vii) unrealized gains on interest rate swaps (viii) interest and other income and (ix) the gain on consolidation of a partially owned entity, including our share of such adjustments of unconsolidated joint ventures. We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, net, including our share of such adjustments of unconsolidated joint ventures. In addition, we present our pro rata share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.